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                                                                   EXHIBIT 23(c)

                             CONSENT OF ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form F-3 (No. 333-       ) of our report dated September 27, 2002
relating to the financial statements, which appears in the Hibernia Food's PLC Annual Report on Form 20-F for the year ended March 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  PricewaterhouseCoopers


PricewaterhouseCoopers
Chartered Accountants
Newcastle upon Tyne, England
September 30, 2002

















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